SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): October 11, 2005

CROWN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     215-698-5100

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(Former name or former address, if changes since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

EX-99.1 PRESS RELEASE

EX-99.2 STOCK AND ASSET PURCHASE AGREEMENT, DATED AS OF AUGUST 18, 2005, BETWEEN CROWN HOLDINGS, INC.
AND FINANCIÈRE DAUNOU 1 S.A.

EX-99.3 PRO FORMA FINANCIAL STATEMENTS

Item 2.01.   Completion of Acquisition or Disposition of Assets

On October 12, 2005, Crown Holdings, Inc. (the “Company”) announced that it had completed the previously announced sale of its Global Plastic Closures business to Financière Daunou 1 S.A., a newly formed Luxembourg société anonyme (“Buyer”), affiliated with funds managed by PAI partners SAS, a European private equity firm, pursuant to a Stock and Asset Purchase Agreement entered into as of August 18, 2005 (the “Purchase Agreement”). The purchase price consisted of (i) €451,025,620 paid in cash in Euros, (ii) $182,500,000 paid in cash in U.S. dollars, (iii) $20,000,000 by delivery of a non-interest bearing note payable in U.S. dollars issued by Buyer (the “Note”) and (iv) the assumption of certain liabilities. Payments under the Note are contingent upon meeting pre-established milestones. Net cash proceeds from the sale at closing were approximately US $690,000,000, which is subject to final working capital, net debt and certain other adjustments.

The press release announcing the completion of the sale is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Purchase Agreement is filed as Exhibit 99.2 and is incorporated herein by reference. The schedule and annexes to the Purchase Agreement have been omitted from Exhibit 99.2 hereto. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or annex to the Purchase Agreement to the Securities and Exchange Commission upon its request. The description contained herein of the transaction is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 99.2.

Item 9.01.   Financial Statements and Exhibits

(b)       Pro Forma Financial Information

Pro Forma Financial Statements are filed as Exhibit 99.3 and are incorporated herein by reference.

(d)      Exhibits.

99.1             Crown Holdings, Inc. press release, dated October 12, 2005

99.2             Stock and Asset Purchase Agreement, dated as of August 18, 2005, between Crown Holdings, Inc. and Financière Daunou 1 S.A.

99.3             Pro Forma Financial Statements

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Vice President and Corporate Controller

Dated:  October 17, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Crown Holdings, Inc. press release, dated October 12, 2005

99.2	Stock and Asset Purchase Agreement, dated as of August 18, 2005, between Crown Holdings, Inc. and Financière Daunou 1 S.A.

99.3	Pro Forma Financial Statements